EXHIBIT 99.1

OMNIQ Corp. to Present at the ThinkEquity Investors Conference

SALT LAKE CITY, Oct. 24, 2024 (GLOBE NEWSWIRE) -- OMNIQ Corp. (OTC: OMQS), a leading provider of Artificial Intelligence (AI)-based solutions and advanced machine vision systems, is pleased to announce its participation in the upcoming ThinkEquity Investors Conference. The event will take place on October 30th, 2024, in New York, New York.

This prestigious conference gathers top-tier investors, industry experts, and innovative companies to discuss market trends, investment opportunities, and technological advancements.

To sign up for the conference, simply visit the registration page, linked below, and complete the online form to secure your spot. This event is ideal for corporate executives, institutional investors, venture capitalists, entrepreneurs, and financial professionals who are looking to explore market opportunities and connect with industry leaders.

Visit this link to sign up: https://www.think-equity.com/thinkequity-conference

If you are unable to attend, there will be a webcast available on the Investor Relations section of OMNIQ’s website, as well as at the link below.

Visit this link for the webcast: https://wsw.com/webcast/tep25/omqs/1700352

Shai Lustgarten, CEO of OMNIQ, will present the company’s latest innovations and strategic developments. Showcasing OMNIQ’s position for growth by providing scalable machine vision solutions, with a strong presence in high-demand markets and diversified revenue streams focused on increasingly recurring revenue.

“We are excited to present our achievements and strategies at ThinkEquity. As we expand our market presence, we look forward to sharing how OMNIQ’s technology is reshaping critical infrastructures globally,” said Shai Lustgarten, CEO.

During the conference, OMNIQ will also discuss recent milestones, including strategic cooperation in various sectors, as well as its growing presence in several expanding markets.

About OMNIQ

OMNIQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver real-time object identification, tracking, surveillance, and monitoring for the Supply Chain Management, Public Safety, and Traffic Management applications. The technology and services provided by the Company help clients move people, objects, and big data safely and securely through airports, warehouses, schools, and national borders and in many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals.  Since 2014, annual revenues have more than doubled, reaching $81 million in 2023, from clients in more than forty countries.

The Company currently addresses several billion-dollar markets with double-digit growth, including the Global Smart City & Public Safety markets.

For more information visit www.omniq.com

ABOUT ThinkEquity

ThinkEquity is a leading investment banking firm that specializes in providing innovative financial solutions and strategic advisory services. They work with growth companies across a range of industries, offering expertise in capital raising, mergers and acquisitions, and IPOs. With a focus on long-term partnerships, ThinkEquity helps clients navigate complex financial markets and achieve their business goals.

Learn more at https://www.think-equity.com/

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact
ir@omniq.com